Virtus Core Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated June 1, 2009 to the Fixed Income Funds Prospectus and to the Statement of Additional Information (“SAI”) for Virtus Opportunities Trust,

each dated January 31, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective May 29, 2009, the Virtus Core Bond Fund, formerly a series of Virtus Opportunities Trust, was merged with and into the Virtus Bond Fund, a separate series of Virtus Opportunities Trust. The Virtus Core Bond Fund has ceased to exist and is no longer available for sale. Accordingly, all references to the Virtus Core Bond Fund in the current Prospectus and Statement of Additional Information (“SAI”) are hereby deleted.

Investors should retain this supplement with the Prospectus and Statement of Additional Information for future reference.

VOT 8020/CBFMerged (6/09)